Filed Pursuant to 497(a)

File No 333-184195

Rule 482ad

Stellus Capital Investment Corporation Prices Initial Public Offering and Acquires Initial Portfolio Assets

HOUSTON—November 7, 2012 (BUSINESS WIRE)--Stellus Capital Investment Corporation (the “Company”) (NYSE: SCM) announced today the pricing of its initial public offering of 8,000,000 shares of common stock at a public offering price of $15.00 per share, raising $120.0 million in gross proceeds. The Company has granted the underwriters an option to purchase up to an additional 1,200,000 shares of its common stock. Immediately prior to pricing of the offering, the Company acquired its initial portfolio of assets for $165.2 million in cash and $29.2 million in shares of the Company’s common stock, or $194.4 million in total (excluding accrued interest of approximately $2.3 million). The Company intends to use the net proceeds from the offering together with borrowings under the Company’s credit facility to pay the outstanding balance on the bridge loan it incurred in order to acquire its initial portfolio. The Company’s common stock is expected to begin trading on the New York Stock Exchange under the symbol “SCM” on November 8, 2012.

Raymond James and Stifel, Nicolaus & Company, Incorporated are serving as joint book-running managers. Robert W. Baird & Co. Incorporated and Oppenheimer & Co. Inc. are serving as co-lead managers. Janney Montgomery Scott LLC and Sterne, Agee & Leach, Inc. are serving as co-managers. The closing of the transaction is subject to customary closing conditions. The shares are expected to be delivered on November 13, 2012.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the shares in this offering nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission. This offering may be being made solely by means of a prospectus forming part of the effective registration statement, which may be obtained from the following investment banks: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716, or Stifel, Nicolaus & Company, Incorporated 501 N. Broadway, 9th Floor, St. Louis, MO 63102, or Robert W. Baird & Co. Incorporated 777 East Wisconsin Ave. Milwaukee, WI 53202, or Oppenheimer & Co. Inc., 125 Broad Street, New York, NY 10004, or Janney Montgomery Scott LLC, 1717 Arch Street, Philadelphia, PA 19103, or Sterne, Agee & Leach, Inc., 277 Park Avenue, 24th Floor, New York, NY 10172. Investors are advised to carefully consider the investment objective, risks and charges and expenses of the Company before investing. The preliminary prospectus dated October 23, 2012, which has been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

About Stellus Capital Investment Corporation

The Company is an externally-managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940. The Company’s investment objective is to maximize the total return to its stockholders in the form of current income and capital appreciation by investing primarily in private middle-market companies (typically those with $5.0 million to $50.0 million of EBITDA (earnings before interest, taxes, depreciation and amortization)) through first lien, second lien, unitranche and mezzanine debt financing, often with a corresponding equity investment. The Company’s investment activities are managed by its investment adviser, Stellus Capital Management. To learn more about Stellus Capital Investment Corporation, visit www.stelluscapital.com/scic.

About Stellus Capital Management

Stellus Capital Management is an investment advisory firm led by the former head and certain senior investment professionals of the D. E. Shaw group’s direct capital business, which was spun out of the D. E. Shaw group in January 2012. The Stellus Capital Management investment team was responsible for helping the D. E. Shaw group build its middle market direct investment business until it was spun out, and continues to provide sub-advisory services to the D. E. Shaw group with respect to two investment portfolios comprising debt and equity positions in middle-market companies.

The senior investment professionals of Stellus Capital Management have an average of over 22 years of investing, corporate finance, restructuring, consulting and accounting experience and have worked together at several companies. The Stellus Capital Management investment team has a wide range of experience in middle-market investing, including originating, structuring and managing loans and debt securities through market cycles. Stellus Capital Management is headquartered in Houston, Texas, and also maintains offices in the New York City area, San Francisco, California, and the Washington, D.C. area. To learn more about Stellus Capital Management, LLC, please visit www.stelluscapital.com.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements” which relate to future performance or financial condition. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission including the final prospectus that will be filed with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contacts

Stellus Capital Investment Corporation
W. Todd Huskinson, (713) 292-5414
Chief Financial Officer
thuskinson@stelluscapital.com

or
BackBay Communications
Jen Dowd, 212-209-3844
jen.dowd@backbaycommunications.com